Exhibit 99.2

Wessex House, 4th Floor
45 Reid Street
Hamilton HM 12 Bermuda

441-278-9250
441-278-9255 fax

Contact:
John C.R. Hele
Executive Vice President and
Chief Financial Officer

Financial Supplement

Financial Information

as of March 31, 2010

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Changes in Shareholders’ Equity	4
	d.	Consolidated Statements of Comprehensive Income	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results	8
	c.	Insurance Segment Underwriting Results	9-10
	d.	Reinsurance Segment Underwriting Results	11-12

IV.	Investment Information
	a.	Investable Asset Summary, Fixed Income Metrics and Credit Quality Distribution	13
	b.	Composition of Fixed Maturities and Analysis of Corporate Exposures	14
	c.	Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	15
	d.	Bank Loans	16

V.	Other
	a.	Comments on Regulation G	17
	b.	Operating Income Reconciliation	18
	c.	Share Repurchase Activity	19
	d.	Annualized Operating Return on Average Common Equity	20
	e.	Capital Structure	21

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended
	March 31,
	2010	2009	Change

Gross premiums written	$953,687	$1,024,971	(7.0)%

Net premiums written	$767,754	$822,863	(6.7)%

Net premiums earned	$669,917	$700,564	(4.4)%

Underwriting income	$23,918	$93,389	(74.4)%

Net investment income	$92,972	$95,882	(3.0)%
Per diluted share	$1.67	$1.53	9.2%

Net income available to common shareholders	$210,533	$139,869	50.5%
Per diluted share	$3.79	$2.24	69.2%

After-tax operating income available to common shareholders (1)	$98,731	$169,001	(41.6)%
Per diluted share	$1.78	$2.70	(34.1)%

Comprehensive income	$219,430	$202,060	8.6%

Cash flow from operations	$184,623	$294,803	(37.4)%

Diluted weighted average common shares and common share equivalents outstanding	55,513,827	62,559,969	(11.3)%

Underwriting ratios:
Loss ratio	63.9%	57.2%	6.7%
Acquisition expense ratio	17.4%	17.9%	(0.5)%
Other operating expense ratio	15.1%	11.6%	3.5%
Combined ratio	96.4%	86.7%	9.7%

Financial measures:

Growth in book value per common share	5.3%	6.3%	(15.6)%

Annualized operating return on average common equity	9.8%	21.1%	(53.6)%

Total return on investments (2)	1.58%	1.09%	49	bps

(1) See page 17, Comments on Regulation G.

(2) Total return on investments includes net investment income, equity in net income loss of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio.  Total return is calculated on a pre-tax basis and before investment expenses and includes the effect of financial market conditions along with foreign currency fluctuations.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009	2008	2008	2008	2008

Gross premiums written (1)	$953,687	$718,712	$937,328	$911,920	1,024,971	$825,465	$903,533	$886,926	$1,053,152
Net premiums written	767,754	519,087	727,308	693,854	822,863	615,574	692,692	686,118	811,342

Net premiums earned	$669,917	$708,538	$734,385	$699,258	$700,564	$698,514	$733,031	$705,675	$708,234
Fee income	794	894	826	817	925	1,456	944	1,238	1,068
Losses and loss adjustment expenses	(428,051)	(410,360)	(444,914)	(398,858)	(400,542)	(490,816)	(548,886)	(404,625)	(404,417)
Acquisition expenses, net	(117,624)	(120,549)	(122,739)	(123,814)	(126,458)	(123,231)	(133,413)	(119,226)	(114,639)
Other operating expenses	(101,118)	(99,305)	(93,723)	(87,779)	(81,100)	(93,580)	(90,192)	(91,657)	(91,875)
Underwriting income (loss)	23,918	79,218	73,835	89,624	93,389	(7,657)	(38,516)	91,405	98,371

Net investment income	92,972	93,551	100,213	100,485	95,882	111,745	117,022	117,120	122,193
Net realized gains (losses)	47,782	89,901	70,638	(11,793)	(5,164)	(27,704)	(23,001)	(1,920)	48,686
Net impairment losses recognized in earnings	(1,606)	(4,493)	(4,643)	(20,863)	(36,134)	(75,169)	(82,533)	(10,749)	(12,711)
Equity in net income (loss) of investment funds accounted for using the equity method	29,050	32,391	69,119	75,890	(9,581)	(174,147)	(1,731)	19,583	(22,313)
Other income	5,978	5,428	5,687	4,950	3,951	211	3,067	4,968	4,036
Other expenses	(5,688)	(6,680)	(6,020)	(11,515)	(6,016)	(6,805)	(5,460)	(10,921)	(5,312)
Interest expense	(7,260)	(7,015)	(6,001)	(5,712)	(5,712)	(6,285)	(6,241)	(5,788)	(5,524)
Net foreign exchange gains (losses)	38,601	9,051	(19,755)	(53,658)	25,205	51,479	68,395	298	(23,587)
Income (loss) before income taxes	223,747	291,352	283,073	167,408	155,820	(134,332)	31,002	203,996	203,839
Income tax (expense) benefit	(6,753)	(195)	(2,205)	(8,818)	(9,490)	(2,179)	1,849	(5,253)	(7,956)

Net income (loss)	216,994	291,157	280,868	158,590	146,330	(136,511)	32,851	198,743	195,883
Preferred dividends	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)
Net income (loss) available to common shareholders	$210,533	$284,696	$274,407	$152,129	$139,869	$(142,972)	$26,390	$192,282	$189,422

Underwriting Ratios
Loss ratio	63.9%	57.9%	60.6%	57.0%	57.2%	70.3%	74.9%	57.3%	57.1%
Acquisition expense ratio	17.4%	16.9%	16.6%	17.6%	17.9%	17.5%	18.1%	16.8%	16.1%
Other operating expense ratio	15.1%	14.0%	12.8%	12.6%	11.6%	13.4%	12.3%	13.0%	13.0%
Combined ratio	96.4%	88.8%	90.0%	87.2%	86.7%	101.2%	105.3%	87.1%	86.2%

Net premiums written to gross premiums written	80.5%	72.2%	77.6%	76.1%	80.3%	74.6%	76.7%	77.4%	77.0%

Net income (loss) per common share
Basic	$3.97	$4.96	$4.56	$2.52	$2.32	$(2.38)	$0.44	$3.05	$2.90
Diluted	$3.79	$4.75	$4.39	$2.43	$2.24	$(2.38)	$0.42	$2.92	$2.78

Weighted average common shares and common share equivalents outstanding
Basic	53,039,026	57,379,974	60,156,219	60,417,391	60,313,550	60,048,258	60,109,932	62,995,550	65,295,516
Diluted	55,513,827	59,910,667	62,533,816	62,626,317	62,559,969	60,048,258	62,830,910	65,748,119	68,019,413

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2010	2009	2009	2009	2009	2008	2007
Assets
Investments:
Fixed maturities available for sale, at market value	$9,295,680	$9,391,926	$9,265,961	$8,944,110	$8,540,653	$8,122,221	$7,137,998
Short-term investments available for sale, at market value	669,798	571,489	706,157	660,859	749,708	479,586	699,036
Investment of funds received under securities lending agreements, at market value (1)	177,954	91,160	252,500	309,000	378,071	473,766	1,084,906
TALF investments, at market value (2)	406,997	250,265	250,517	—	—	—	—
Other investments	263,608	172,172	154,526	115,260	104,988	109,601	353,694
Investment funds accounted for using the equity method	405,584	391,869	376,381	370,165	293,452	301,027	235,975
Total investments	11,219,621	10,868,881	11,006,042	10,399,394	10,066,872	9,486,201	9,511,609

Cash	338,708	334,571	385,149	336,693	244,037	251,739	239,915
Accrued investment income	74,214	70,673	77,762	70,854	65,365	78,052	73,862
Investment in joint venture	102,946	102,855	101,473	100,656	101,143	98,341	—
Fixed maturities and short-term investments pledged under securities lending agreements, at market value	184,221	212,820	609,334	559,385	559,691	728,065	1,463,045
Securities purchased under agreements to resell using funds received under securities lending agreements (1)	—	115,839	358,996	247,473	172,750	256,428	418,817
Premiums receivable	699,385	595,030	697,806	735,969	720,724	628,951	729,628
Unpaid losses and loss adjustment expenses recoverable	1,643,573	1,659,500	1,709,756	1,740,248	1,710,781	1,729,135	1,609,619
Paid losses and loss adjustment expenses recoverable	67,734	60,770	58,588	53,432	76,312	63,294	132,289
Prepaid reinsurance premiums	250,841	277,985	283,290	283,488	274,578	303,707	480,462
Deferred acquisition costs, net	298,371	280,372	303,826	307,896	313,973	295,192	290,059
Receivable for securities sold	1,427,085	187,171	998,431	1,192,659	1,191,896	105,073	17,359
Other assets	628,407	609,323	592,701	613,788	594,165	592,367	657,603
Total Assets	$16,935,106	$15,375,790	$17,183,154	$16,641,935	$16,092,287	$14,616,545	$15,624,267

Liabilities
Reserve for losses and loss adjustment expenses	$7,898,162	$7,873,412	$7,879,586	$7,809,034	$7,709,317	$7,666,957	$7,092,452
Unearned premiums	1,495,265	1,433,331	1,627,519	1,632,989	1,617,431	1,526,682	1,765,881
Reinsurance balances payable	114,254	156,500	159,898	158,974	146,981	138,509	301,309
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000	100,000	—
TALF borrowings, at market value (2)	346,746	217,565	219,843	—	—	—	—
Securities lending payable	189,024	219,116	625,706	574,014	574,337	753,528	1,503,723
Payable for securities purchased	1,429,529	136,381	1,197,411	1,432,395	1,433,732	123,309	23,155
Other liabilities	683,369	616,136	612,369	604,561	580,093	574,595	601,936
Total Liabilities	12,556,349	11,052,441	12,722,332	12,611,967	12,461,891	11,183,580	11,588,456

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares	130	130	130	130	130	130	130
Common shares	527	548	595	610	605	605	673
Additional paid-in capital	420,796	578,336	917,204	1,006,315	996,417	994,585	1,451,667
Retained earnings	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	2,693,239	2,428,117
Accumulated other comprehensive income (loss), net of deferred income tax	140,962	138,526	221,780	(23,793)	(261,333)	(255,594)	155,224
Total Shareholders’ Equity	4,378,757	4,323,349	4,460,822	4,029,968	3,630,396	3,432,965	4,035,811
Total Liabilities and Shareholders’ Equity	$16,935,106	$15,375,790	$17,183,154	$16,641,935	$16,092,287	$14,616,545	$15,624,267

Common shares outstanding (3)	52,709,934	54,761,678	59,524,309	60,980,806	60,532,222	60,511,974	67,318,466

Book value per common share	$76.91	$73.01	$69.48	$60.76	$54.61	$51.36	$55.12

(1) The Company’s collateral received under securities lending agreements is reinvested in (i) fixed maturities and short-term investments (shown as “Investment of funds received under securities lending agreements, at market value”) and (ii) collateralized borrowings (shown as “Securities purchased under agreements to resell using funds received under securities lending agreements.”

(2) See page 13 for further details on the Company’s participation in the Term Asset-Backed Securities Loan Facility (“TALF”).

(3) Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009	2008	2008	2008	2008

Non-Cumulative Preferred Shares
Balance at beginning and end of period	$130	$130	$130	$130	$130	$130	$130	$130	$130

Common Shares
Balance at beginning of period	548	595	610	605	605	602	619	646	673
Common shares issued, net	4	4	1	5	0	3	1	2	0
Purchases of common shares under share repurchase program	(25)	(51)	(16)	(0)	(0)	—	(18)	(29)	(27)
Balance at end of period	527	548	595	610	605	605	602	619	646

Additional Paid-in Capital
Balance at beginning of period	578,336	917,204	1,006,315	996,417	994,585	977,059	1,089,636	1,269,821	1,451,667
Common shares issued	14	1,173	0	2,557	0	996	0	3,511	0
Exercise of stock options	16,700	12,380	2,905	705	528	10,593	4,146	5,324	3,749
Common shares retired	(181,350)	(358,611)	(98,632)	(2,483)	(3,760)	(39)	(123,510)	(201,498)	(190,278)
Amortization of share-based compensation	7,096	6,199	6,576	9,949	4,318	5,974	6,792	12,911	4,600
Other	—	(9)	40	(830)	746	2	(5)	(433)	83
Balance at end of period	420,796	578,336	917,204	1,006,315	996,417	994,585	977,059	1,089,636	1,269,821

Retained Earnings
Balance at beginning of period	3,605,809	3,321,113	3,046,706	2,894,577	2,693,239	2,836,211	2,809,821	2,617,539	2,428,117
Cumulative effect of change in accounting principle (1)	—	—	—	—	61,469	—	—	—	—
Balance at beginning of period, as adjusted	3,605,809	3,321,113	3,046,706	2,894,577	2,754,708	2,836,211	2,809,821	2,617,539	2,428,117
Dividends declared on preferred shares	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)
Net income (loss)	216,994	291,157	280,868	158,590	146,330	(136,511)	32,851	198,743	195,883
Balance at end of period	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	2,693,239	2,836,211	2,809,821	2,617,539

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	138,526	221,780	(23,793)	(261,333)	(255,594)	(297,292)	(13,973)	116,408	155,224
Cumulative effect of change in accounting principle (1)	—	—	—	—	(61,469)	—	—	—	—
Balance at beginning of period, as adjusted	138,526	221,780	(23,793)	(261,333)	(317,063)	(297,292)	(13,973)	116,408	155,224
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	5,240	(83,840)	248,581	241,588	119,277	64,976	(271,231)	(131,446)	(37,577)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(730)	(353)	(3,217)	(16,518)	(61,288)	—	—	—	—
Foreign currency translation adjustments, net of deferred income tax	(2,074)	939	209	12,470	(2,259)	(23,278)	(12,088)	1,065	(1,239)
Balance at end of period	140,962	138,526	221,780	(23,793)	(261,333)	(255,594)	(297,292)	(13,973)	116,408

Total Shareholders’ Equity	$4,378,757	$4,323,349	$4,460,822	$4,029,968	$3,630,396	$3,432,965	$3,516,710	$3,886,233	$4,004,544

(1) Adoption of accounting guidance regarding the recognition and presentation of other-than-temporary impairments

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009	2008	2008	2008	2008

Comprehensive Income (Loss)
Net income (loss)	$216,994	$291,157	$280,868	$158,590	$146,330	$(136,511)	$32,851	$198,743	$195,883
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	42,847	(8,954)	300,733	219,648	62,757	(69,067)	(386,052)	(139,831)	12,707
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(730)	(353)	(3,217)	(16,518)	(61,288)	—	—	—	—
Reclassification of net realized (gains) losses, net of income taxes, included in net income	(37,607)	(74,886)	(52,152)	21,940	56,520	134,043	114,821	8,385	(50,284)
Foreign currency translation adjustments	(2,074)	939	209	12,470	(2,259)	(23,278)	(12,088)	1,065	(1,239)
Other comprehensive income (loss)	2,436	(83,254)	245,573	237,540	55,730	41,698	(283,319)	(130,381)	(38,816)
Comprehensive Income (Loss)	$219,430	$207,903	$526,441	$396,130	$202,060	$(94,813)	$(250,468)	$68,362	$157,067

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009	2008	2008	2008	2008

Operating Activities
Net income (loss)	$216,994	$291,157	$280,868	$158,590	$146,330	$(136,511)	$32,851	$198,743	$195,883
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(49,483)	(70,680)	(70,612)	11,831	5,620	28,383	23,916	2,955	(46,502)
Net impairment losses included in earnings	1,606	4,493	4,643	20,863	36,134	75,169	82,533	10,749	12,711
Equity in net (income) loss of investment funds accounted for using the equity method and other income	(15,012)	(37,819)	(74,985)	(80,662)	10,428	173,955	(1,336)	(24,286)	18,277
Share-based compensation	7,096	6,199	6,576	9,949	4,318	5,974	6,792	12,911	4,600
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	91,247	50,992	79,701	5,151	83,763	226,284	153,860	95,859	182,498
Unearned premiums, net of prepaid reinsurance premiums	96,645	(188,951)	(6,983)	(4,775)	120,867	(75,899)	(51,494)	(20,133)	105,497
Premiums receivable	(116,571)	99,023	41,108	(916)	(94,777)	18,896	115,653	21,679	(148,197)
Deferred acquisition costs, net	(19,655)	23,636	4,356	8,513	(18,933)	10,955	9,229	(8,491)	(21,319)
Reinsurance balances payable	(36,669)	(1,467)	(85)	6,187	11,278	(31,791)	(74,317)	(67,451)	19,677
Other liabilities	41,448	(26,439)	(5,849)	5,189	2,802	(131,774)	2,140	7,791	40,490
Other items, net	(33,023)	33,839	31,381	83,822	(13,027)	2,460	82,362	25,937	(29,070)
Net Cash Provided By Operating Activities	184,623	183,983	290,119	223,742	294,803	166,101	382,189	256,263	334,545

Investing Activities
Purchases of:
Fixed maturity investments	(4,597,713)	(5,221,819)	(6,675,195)	(6,336,120)	(3,037,132)	(6,221,128)	(3,878,230)	(3,253,015)	(4,055,468)
Other investments	(185,102)	(220,068)	(8,528)	(9,681)	(22,670)	(254,729)	(38,036)	(40,837)	(146,815)
Proceeds from the sales of:
Fixed maturity investments	4,443,108	5,054,102	6,066,081	5,875,303	2,782,462	5,664,590	3,664,084	3,036,546	3,806,154
Other investments	101,235	236,009	48,085	(4,233)	24,027	224,466	146,388	24,098	65,226
Proceeds from redemptions and maturities of fixed maturities	212,625	146,480	261,604	208,276	168,758	137,665	127,312	180,437	136,932
Net (purchases) sales of short-term investments	(102,921)	129,070	(48,395)	143,819	(204,924)	312,038	(280,724)	(13,462)	74,201
Change in investment of securities lending collateral	30,092	406,590	(51,692)	323	179,191	196,799	(32,120)	310,661	274,855
Investment in joint venture	—	—	—	—	—	—	—	(100,000)	—
Purchases of furniture, equipment and other	(1,803)	(3,897)	(4,067)	(3,872)	(7,647)	(2,745)	(1,772)	(1,939)	(3,045)
Net Cash Provided By (Used For) Investing Activities	(100,479)	526,467	(412,107)	(126,185)	(117,935)	56,956	(293,098)	142,489	152,040

Financing Activities
Purchases of common shares under share repurchase program	(181,272)	(358,656)	(98,194)	—	(1,552)	—	(123,377)	(199,910)	(189,843)
Proceeds from common shares issued, net	10,591	9,194	2,152	308	(1,688)	10,497	3,334	5,510	2,540
Proceeds from borrowings	214,526	—	269,843	—	—	—	—	100,000	—
Repayments of borrowings	(86,317)	(1,103)	(50,000)	—	—	—	—	—	—
Change in securities lending collateral	(30,092)	(406,590)	51,692	(323)	(179,191)	(196,799)	32,120	(310,661)	(274,855)
Other	5,061	4,816	88	(1,291)	742	698	502	616	660
Preferred dividends paid	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)
Net Cash Provided By (Used For) Financing Activities	(73,964)	(758,800)	169,120	(7,767)	(188,150)	(192,065)	(93,882)	(410,906)	(467,959)

Effects of exchange rate changes on foreign currency cash	(6,043)	(2,228)	1,324	2,866	3,580	(18,350)	(2,656)	18	139

Increase (decrease) in cash	4,137	(50,578)	48,456	92,656	(7,702)	12,642	(7,447)	(12,136)	18,765
Cash beginning of period	334,571	385,149	336,693	244,037	251,739	239,097	246,544	258,680	239,915
Cash end of period	$338,708	$334,571	$385,149	$336,693	$244,037	$251,739	$239,097	$246,544	$258,680

Income taxes paid (received), net	$704	$5,021	$4,234	$19,887	$2,231	$(994)	$7,124	$2,723	$2,510
Interest paid	$1,785	$12,556	$529	$11,312	$184	$11,802	$724	$11,259	$0

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. Specialty product lines include: casualty; construction; executive assurance; healthcare; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (consisting of excess workers’ compensation, employers’ liability and collateral protection business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (consisting of non-traditional and casualty clash business).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended March 31, 2010 and 2009

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	March 31, 2010			March 31, 2009
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$633,576	$323,477	$953,687	$638,409	$390,129	1,024,971
Net premiums written	452,924	314,830	767,754	441,586	381,277	822,863

Net premiums earned	$429,477	$240,440	$669,917	$401,097	$299,467	$700,564
Fee income	753	41	794	870	55	925
Losses and loss adjustment expenses	(312,011)	(116,040)	(428,051)	(270,015)	(130,527)	(400,542)
Acquisition expenses, net	(67,431)	(50,193)	(117,624)	(57,623)	(68,835)	(126,458)
Other operating expenses	(80,720)	(20,398)	(101,118)	(62,908)	(18,192)	(81,100)
Underwriting income (loss)	$(29,932)	$53,850	23,918	$11,421	$81,968	93,389

Net investment income			92,972			95,882
Net realized gains (losses)			47,782			(5,164)
Net impairment losses recognized in earnings			(1,606)			(36,134)
Equity in net income (loss) of investment funds accounted for using the equity method			29,050			(9,581)
Other income			5,978			3,951
Other expenses			(5,688)			(6,016)
Interest expense			(7,260)			(5,712)
Net foreign exchange gains			38,601			25,205
Income before income taxes			223,747			155,820
Income tax expense			(6,753)			(9,490)

Net income			216,994			146,330
Preferred dividends			(6,461)			(6,461)
Net income available to common shareholders			$210,533			$139,869

Underwriting Ratios
Loss ratio	72.6%	48.3%	63.9%	67.3%	43.6%	57.2%
Acquisition expense ratio (2)	15.5%	20.9%	17.4%	14.1%	23.0%	17.9%
Other operating expense ratio	18.8%	8.5%	15.1%	15.7%	6.1%	11.6%
Combined ratio	106.9%	77.7%	96.4%	97.1%	72.7%	86.7%

Net premiums written to gross premiums written	71.5%	97.3%	80.5%	69.2%	97.7%	80.3%

(1)         Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)   The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended
	March 31,
	2010		2009
	Amount	% of Total	Amount	% of Total

Net premiums written
Property, energy, marine and aviation	$100,665	22.2	$106,029	24.0
Programs	70,498	15.6	74,807	16.9
Executive assurance	61,355	13.5	50,079	11.3
Professional liability	58,726	13.0	52,008	11.8
Construction	36,322	8.0	36,571	8.3
National accounts casualty	30,809	6.8	24,227	5.5
Casualty	25,463	5.6	26,539	6.0
Travel and accident	21,806	4.8	17,534	4.0
Surety	8,091	1.8	11,358	2.6
Healthcare	8,524	1.9	11,219	2.5
Other (1)	30,665	6.8	31,215	7.1
Total	$452,924	100.0	$441,586	100.0

Net premiums earned
Property, energy, marine and aviation	$95,037	22.1	$73,840	18.4
Programs	66,159	15.4	66,669	16.6
Executive assurance	56,322	13.1	47,816	11.9
Professional liability	62,245	14.5	58,234	14.5
Construction	34,485	8.0	40,420	10.1
National accounts casualty	21,773	5.1	14,439	3.6
Casualty	28,069	6.5	32,698	8.2
Travel and accident	16,078	3.7	13,156	3.3
Surety	10,258	2.4	13,391	3.3
Healthcare	9,943	2.3	10,928	2.7
Other (1)	29,108	6.9	29,506	7.4
Total	$429,477	100.0	$401,097	100.0

Net premiums written by client location
United States	$303,168	66.9	$317,044	71.8
Europe	102,489	22.6	92,396	20.9
Other	47,267	10.5	32,146	7.3
Total	$452,924	100.0	$441,586	100.0

Net premiums written by underwriting location
United States	302,437	66.8	$320,829	72.7
Europe	133,739	29.5	105,313	23.8
Other	16,748	3.7	15,444	3.5
Total	$452,924	100.0	$441,586	100.0

(1) Includes excess workers’ compensation, employers liability business and collateral protection business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009	2008	2008	2008	2008

Gross premiums written	$633,576	$563,087	$673,986	$636,645	$638,409	$564,570	$678,338	$621,663	$626,348
Net premiums written	452,924	369,704	473,676	419,318	441,586	367,223	466,115	421,501	402,764
Net premiums earned	$429,477	$426,649	$443,319	$417,454	$401,097	$398,355	$441,049	$416,585	$419,100
Fee income	753	883	814	795	870	811	872	880	882
Losses and loss adjustment expenses	(312,011)	(278,746)	(303,304)	(287,350)	(270,015)	(307,136)	(337,456)	(262,633)	(287,303)
Acquisition expenses, net	(67,431)	(60,926)	(60,964)	(58,748)	(57,623)	(54,498)	(62,752)	(55,400)	(51,889)
Other operating expenses	(80,720)	(75,144)	(72,452)	(70,836)	(62,908)	(71,819)	(71,861)	(71,566)	(73,637)
Underwriting income (loss)	$(29,932)	$12,716	$7,413	$1,315	$11,421	$(34,287)	$(30,148)	$27,866	$7,153

Underwriting Ratios
Loss ratio	72.6%	65.3%	68.4%	68.8%	67.3%	77.1%	76.5%	63.0%	68.6%
Acquisition expense ratio (1)	15.5%	14.1%	13.6%	13.9%	14.1%	13.5%	14.0%	13.1%	12.2%
Other operating expense ratio	18.8%	17.6%	16.3%	17.0%	15.7%	18.0%	16.3%	17.2%	17.6%
Combined ratio	106.9%	97.0%	98.3%	99.7%	97.1%	108.6%	106.8%	93.3%	98.4%

Net premiums written
Property, energy, marine and aviation	$100,665	$42,811	$118,536	$86,385	$106,029	$56,263	$91,461	$89,674	$97,237
Programs	70,498	60,685	66,964	72,279	74,807	64,619	78,045	73,202	54,583
Executive assurance	61,355	58,561	58,529	52,919	50,079	54,028	53,665	43,740	42,169
Professional liability	58,726	60,109	66,002	57,773	52,008	58,449	70,778	63,583	54,081
Construction	36,322	24,503	36,823	56,190	36,571	31,989	43,916	50,105	39,480
National accounts casualty	30,809	16,553	30,726	7,582	24,227	8,856	16,609	9,416	13,055
Casualty	25,463	23,037	26,753	27,217	26,539	27,936	28,456	31,161	28,543
Travel and accident	21,806	15,528	15,998	19,557	17,534	12,436	16,949	15,948	16,653
Surety	8,091	10,716	12,025	9,254	11,358	12,704	16,599	10,206	10,867
Healthcare	8,524	10,610	10,854	9,667	11,219	11,161	11,411	11,027	10,997
Other (2)	30,665	46,591	30,466	20,495	31,215	28,782	38,226	23,439	35,099
Total	$452,924	$369,704	$473,676	$419,318	$441,586	$367,223	$466,115	$421,501	$402,764

Net premiums earned
Property, energy, marine and aviation	$95,037	$91,549	$94,471	$78,570	$73,840	$76,586	$88,903	$83,830	$84,458
Programs	66,159	67,672	69,436	71,809	66,669	66,462	71,576	62,085	56,987
Executive assurance	56,322	56,764	56,094	52,288	47,816	45,192	47,237	44,496	44,408
Professional liability	62,245	59,678	57,540	56,549	58,234	58,195	62,987	66,200	68,810
Construction	34,485	36,800	42,495	43,364	40,420	38,603	45,601	39,225	42,717
National accounts casualty	21,773	19,606	19,969	13,079	14,439	10,924	13,503	9,752	7,923
Casualty	28,069	27,198	30,004	31,246	32,698	35,251	37,351	38,292	42,306
Travel and accident	16,078	16,580	18,193	18,198	13,156	13,414	17,671	15,994	15,485
Surety	10,258	11,448	12,239	12,141	13,391	12,109	13,891	12,057	13,499
Healthcare	9,943	9,886	12,303	10,830	10,928	10,880	12,292	13,137	13,445
Other (2)	29,108	29,468	30,575	29,380	29,506	30,739	30,037	31,517	29,062
Total	$429,477	$426,649	$443,319	$417,454	$401,097	$398,355	$441,049	$416,585	$419,100

(1) The acquisition expense ratio is adjusted to include certain fee income.

(2) Includes excess workers’ compensation, employers liability business and collateral protection business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended
	March 31,
	2010		2009
	Amount	% of Total	Amount	% of Total

Net premiums written
Property catastrophe	$88,802	28.2	$91,903	24.1
Property excluding property catastrophe (1)	74,927	23.8	119,088	31.2
Casualty (2)	72,582	23.1	99,432	26.1
Other specialty	54,762	17.4	40,712	10.7
Marine and aviation	21,238	6.7	28,523	7.5
Other	2,519	0.8	1,619	0.4
Total	$314,830	100.0	$381,277	100.0

Net premiums earned
Property catastrophe	$53,873	22.4	$58,601	19.6
Property excluding property catastrophe (1)	79,239	33.0	96,231	32.1
Casualty (2)	70,436	29.3	85,946	28.7
Other specialty	17,769	7.4	33,450	11.2
Marine and aviation	18,072	7.5	24,830	8.3
Other	1,051	0.4	409	0.1
Total	$240,440	100.0	$299,467	100.0

Net premiums written
Pro rata	$118,037	37.5	$181,222	47.5
Excess of loss	196,793	62.5	200,055	52.5
Total	$314,830	100.0	$381,277	100.0

Net premiums earned
Pro rata	$130,871	54.4	$194,518	65.0
Excess of loss	109,569	45.6	104,949	35.0
Total	$240,440	100.0	$299,467	100.0

Net premiums written by client location
United States	$171,001	54.3	$229,968	60.3
Europe	107,142	34.0	101,501	26.6
Bermuda	22,675	7.2	37,567	9.9
Other	14,012	4.5	12,241	3.2
Total	$314,830	100.0	$381,277	100.0

Net premiums written by underwriting location
Bermuda	$164,934	52.4	$195,600	51.3
United States	103,726	32.9	146,193	38.3
Other	46,170	14.7	39,484	10.4
Total	$314,830	100.0	$381,277	100.0

(1) Includes facultative business.

(2) Includes professional liability, executive assurance and healthcare business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009	2008	2008	2008	2008

Gross premiums written	$323,477	$159,229	$266,193	$278,389	$390,129	$266,165	$228,593	$273,318	$433,827
Net premiums written	314,830	149,383	253,632	274,536	381,277	248,351	226,577	264,617	408,578
Net premiums earned	$240,440	$281,889	$291,066	$281,804	$299,467	$300,159	$291,982	$289,090	$289,134
Fee income	41	11	12	22	55	645	72	358	186
Losses and loss adjustment expenses	(116,040)	(131,614)	(141,610)	(111,508)	(130,527)	(183,680)	(211,430)	(141,992)	(117,114)
Acquisition expenses, net	(50,193)	(59,623)	(61,775)	(65,066)	(68,835)	(68,733)	(70,661)	(63,826)	(62,750)
Other operating expenses	(20,398)	(24,161)	(21,271)	(16,943)	(18,192)	(21,761)	(18,331)	(20,091)	(18,238)
Underwriting income (loss)	$53,850	$66,502	$66,422	$88,309	$81,968	$26,630	$(8,368)	$63,539	$91,218

Underwriting Ratios
Loss ratio	48.3%	46.7%	48.7%	39.6%	43.6%	61.2%	72.4%	49.1%	40.5%
Acquisition expense ratio	20.9%	21.2%	21.2%	23.1%	23.0%	22.9%	24.2%	22.1%	21.7%
Other operating expense ratio	8.5%	8.6%	7.3%	6.0%	6.1%	7.2%	6.3%	6.9%	6.3%
Combined ratio	77.7%	76.5%	77.2%	68.7%	72.7%	91.3%	102.9%	78.1%	68.5%

Net premiums written
Property catastrophe	$88,802	$3,022	$50,539	$91,981	$91,903	$27,534	$44,591	$52,797	$106,224
Property excluding property catastrophe (1)	74,927	49,413	90,845	90,569	119,088	90,909	56,105	85,748	95,922
Casualty (2)	72,582	68,693	85,084	72,490	99,432	71,740	82,497	86,974	105,987
Other specialty	54,762	10,578	10,595	3,304	40,712	26,066	24,013	20,693	75,680
Marine and aviation	21,238	17,576	16,187	15,391	28,523	31,867	18,727	17,975	22,164
Other	2,519	101	382	801	1,619	235	644	430	2,601
Total	$314,830	$149,383	$253,632	$274,536	$381,277	$248,351	$226,577	$264,617	$408,578

Net premiums earned
Property catastrophe	$53,873	$56,937	$61,772	$58,763	$58,601	$60,975	$57,015	$51,496	$50,281
Property excluding property catastrophe (1)	79,239	94,716	94,837	87,304	96,231	78,778	68,670	67,445	63,341
Casualty (2)	70,436	86,193	88,721	84,078	85,946	95,990	106,146	106,199	107,648
Other specialty	17,769	24,085	23,251	25,912	33,450	36,255	36,388	36,058	38,484
Marine and aviation	18,072	18,882	21,666	25,063	24,830	26,877	22,395	26,946	27,431
Other	1,051	1,076	819	684	409	1,284	1,368	946	1,949
Total	$240,440	$281,889	$291,066	$281,804	$299,467	$300,159	$291,982	$289,090	$289,134

(1) Includes facultative business.

(2) Includes professional liability, executive assurance and healthcare business.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Fixed Income Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	March 31,		December 31,		September 30,		June 30,		March 31,
	2010		2009		2009		2009		2009
Investable assets:
Fixed maturities available for sale, at market value	$9,295,680	80%	$9,391,926	82%	$9,265,961	80%	$8,944,110	83%	$8,540,653	83%
Fixed maturities pledged under securities lending agreements, at market value (1)	181,871	2%	208,826	2%	609,334	5%	559,385	5%	503,449	5%
Total fixed maturities	9,477,551	82%	9,600,752	84%	9,875,295	85%	9,503,495	88%	9,044,102	88%
Short-term investments available for sale, at market value	669,798	6%	571,490	5%	706,157	6%	660,859	6%	749,708	7%
Short-term investments pledged under securities lending agreements, at market value (1)	2,350	0%	3,993	0%	—	0%	—	0%	56,242	1%
Cash	338,708	3%	334,571	3%	385,149	4%	336,693	3%	244,037	2%
TALF investments, at market value (2)	406,997	3%	250,265	2%	250,517	2%	—	—	—	—
Other investments
Fixed income mutual funds	70,204	1%	63,146	2%	55,646	1%	49,505	0%	32,912	0%
Privately held securities and other (Aeolus LP, etc.)	193,404	2%	109,027	1%	98,880	1%	65,755	1%	72,076	1%
Investment funds accounted for using the equity method	405,584	3%	391,869	3%	376,381	3%	370,165	4%	293,452	3%
Securities transactions entered into but not settled at the balance sheet date	(2,444)	0%	50,790	0%	(198,980)	(2)%	(239,736)	(2)%	(241,836)	(2)%
Total investable assets (1)	$11,562,152	100%	$11,375,903	100%	$11,549,045	100%	$10,746,736	100%	$10,250,693	100%

Fixed income metrics (1):
Average effective duration (in years)	2.77		2.87		3.09		3.02		3.02
Average credit quality	AA+		AA+		AA+		AA+		AA+
Imbedded book yield (before investment expenses)	3.57%		3.64%		3.93%		4.06%		4.17%

Credit quality distribution of total fixed maturities (1) (3):
AAA	$7,010,314	74%	$7,072,381	74%	$7,124,679	72%	$7,163,333	75%	$7,146,184	79%
AA	1,117,951	12%	1,281,377	13%	1,232,298	12%	1,013,732	10%	833,192	9%
A	580,769	6%	547,104	6%	786,142	8%	734,015	8%	645,995	7%
BBB	263,195	3%	231,988	2%	274,338	3%	267,107	3%	178,854	2%
BB	97,634	1%	85,952	1%	75,030	1%	65,242	1%	54,094	1%
B	204,743	2%	209,417	2%	231,047	2%	178,196	2%	126,670	1%
Lower than B	118,362	1%	80,871	1%	69,921	1%	29,446	0%	11,825	0%
Not rated	84,583	1%	91,662	1%	81,840	1%	52,424	1%	47,288	1%
Total fixed maturities, at market value	$9,477,551	100%	$9,600,752	100%	$9,875,295	100%	$9,503,495	100%	$9,044,102	100%

(1)

In securities lending transactions, the Company receives collateral in excess of the market value of the fixed maturities and short-term investments pledged under securities lending agreements. This table excludes the collateral received and reinvested in fixed maturities, short-term investments and securities purchased under agreements to resell and includes the fixed maturities and short-term investments pledged under securities lending agreements, at market value.

(2)

The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full of the loan and is carrying the investments and borrowings at market value.

(3)	Ratings as assigned by the major rating agencies.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities and Analysis of Corporate Exposures

(U.S. dollars in thousands)

Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding TALF investments, at March 31, 2010:

		Gross	Gross	Net		Estimated
	Estimated	Unrealized	Unrealized	Unrealized	Amortized	Market Value /
	Market Value	Gains	Losses	Gains (Losses)	Cost	Amortized Cost

Corporates	$1,972,981	$72,636	$(8,488)	$64,148	$1,908,833	103.4%
Non-U.S. government-backed corporates	731,357	18,115	(5,989)	12,126	719,231	101.7%
FDIC guaranteed corporates	225,654	4,058	—	4,058	221,596	101.8%
U.S. government and government agencies	1,435,477	10,288	(5,828)	4,460	1,431,017	100.3%
Agency mortgage-backed securities	1,477,612	12,085	(1,705)	10,380	1,467,232	100.7%
Non-agency mortgage-backed securities	373,088	8,755	(34,467)	(25,712)	398,800	93.6%
Agency commercial mortgage-backed securities	405,595	17,883	(6,739)	11,144	394,451	102.8%
Non-agency commercial mortgage-backed securities	667,892	19,157	(2,151)	17,006	650,886	102.6%
Municipal bonds	873,272	37,032	(2,168)	34,864	838,408	104.2%
Non-U.S. government securities	719,697	29,759	(11,664)	18,095	701,602	102.6%
Asset-backed securities	594,926	21,809	(5,519)	16,290	578,636	102.8%
Total	$9,477,551	$251,577	$(84,718)	$166,859	$9,310,692	101.8%

Corporates (Excluding Guaranteed Amounts)

The following table summarizes the Company’s corporate bonds by major sector and by credit quality distribution at March 31, 2010, excluding guaranteed amounts:

	Estimated Market Value
		% of Asset	% of Investable
	Total	Class	Assets
Sector:
Financials	$988,342	50.1%	8.5%
Industrials	641,807	32.5%	5.6%
Utilities	73,923	3.7%	0.6%
Foreign agencies	53,493	2.7%	0.5%
All other (1)	215,416	11.0%	1.9%
Total	$1,972,981	100.0%	17.1%

Credit quality distribution:
AAA	$381,290	19.3%	3.3%
AA	526,289	26.7%	4.6%
A	467,519	23.7%	4.0%
BBB	245,172	12.4%	2.1%
BB	82,683	4.2%	0.7%
B	168,181	8.5%	1.5%
Lower than B	16,633	0.8%	0.1%
Not rated	85,214	4.4%	0.7%
Total	$1,972,981	100.0%	17.1%

(1) Includes sovereign securities, supernational securities and other.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at March 31, 2010, excluding guaranteed amounts:

	Estimated	% of Asset	% of Investable
Issuer	Market Value	Class	Assets

Banco Santander SA	$90,032	4.6%	0.8%
JPMorgan Chase & Co.	76,935	3.9%	0.7%
General Electric Co.	59,284	3.0%	0.5%
Sovrisc BV	47,395	2.4%	0.4%
Total SA	45,236	2.3%	0.4%
Bank of America Corp.	44,799	2.3%	0.4%
Citigroup Inc.	44,793	2.3%	0.4%
The Goldman Sachs Group Inc.	41,547	2.1%	0.4%
Barclays PLC	39,856	2.0%	0.3%
Wells Fargo & Company	38,918	2.0%	0.3%
Total	$528,795	26.8%	4.6%

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage-Backed, Commercial Mortgage-Backed and Asset-Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”) at March 31, 2010, excluding amounts guaranteed by the U.S. government:

			Average	Estimated Market Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$3,212	AAA	$3,100	96.5%	0.0%
	2004	21,869	A-	19,483	89.1%	0.2%
	2005	71,272	BBB-	59,706	83.8%	0.5%
	2006	54,118	B-	46,806	86.5%	0.4%
	2007	68,120	CCC+	58,596	86.0%	0.5%
	2008	11,797	CCC	9,663	81.9%	0.1%
	2009 (6)	166,478	AAA	173,752	104.4%	1.5%
	2010 (6)	1,934	AAA	1,982	102.5%	0.0%
Total non-agency MBS		$398,800	A-	$373,088	93.6%	3.2%

Non-agency CMBS:	1998	$3,688	AAA	$3,844	104.2%	0.0%
	1999	163	AAA	163	100.0%	0.0%
	2000	4,151	AAA	4,159	100.2%	0.0%
	2001	239,312	AAA	243,407	101.7%	2.1%
	2002	66,587	AAA	68,137	102.3%	0.6%
	2003	71,551	AAA	75,271	105.2%	0.7%
	2004	99,487	AAA	99,861	100.4%	0.9%
	2005	51,154	AAA	50,782	99.3%	0.4%
	2006	64,665	AAA	67,614	104.6%	0.6%
	2007	50,128	AAA	54,654	109.0%	0.5%
Total non-agency CMBS		$650,886	AAA	$667,892	102.6%	5.8%

	Non-Agency MBS		Non-Agency
Additional Statistics	Re-REMICs	All Other	CMBS (1)

Wtd. average loan age (months)	39	50	92
Wtd. average life (months) (2)	30	60	29
Wtd. average loan-to-value % (3)	72.7%	69.9%	71.4%
Total delinquencies (4)	22.5%	20.2%	5.1%
Current credit support % (5)	40.7%	13.4%	25.1%

(1)

Loans defeased with government/agency obligations represented approximately 27% of the collateral underlying the Company’s CMBS holdings. Non-agency CMBS statistics exclude securities backed by cell tower assets for which current data was not available. Such securities had a par value of $106 million, amortized cost of $103 million and an estimated market value of $110 million).

(2)

The weighted average life for MBS is based on the interest rates in effect at March 31, 2010. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 37.9% to 85.6%, while the range of loan-to-values on CMBS is 56.5% to 113.7%.

(4)	Total delinquencies includes 60 days and over.

(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

(6)	Primarily represents Re-REMICs issued in 2009 and 2010 with an average credit quality of “AAA” from Fitch ratings.

The following table provides information on the Company’s asset-backed securities (“ABS”) at March 31, 2010:

		Average	Estimated Market Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Autos (1)	$228,717	AAA	$235,400	102.9%	2.0%
Credit cards (2)	240,212	AAA	250,983	104.5%	2.2%
Rate reduction bonds (3)	34,451	AAA	35,411	102.8%	0.3%
Equipment (4)	25,923	AAA	26,944	103.9%	0.2%
Student loans (5)	20,500	AAA	21,674	105.7%	0.2%
Other	9,399	AA+	8,806	93.7%	0.1%
	559,202	AAA	579,218	103.6%	5.0%

Home equity (6)	$6,579	AAA	$5,788	88.0%	0.1%
	$293	A	294	100.3%	0.0%
	$646	BBB	632	97.8%	0.0%
	$9,651	BB to B	6,931	71.8%	0.1%
	2,019	CCC to C	1,991	98.6%	0.0%
	246	D	72	29.3%	0.0%
	19,434	BBB	15,708	80.8%	0.1%

Total ABS	$578,636	AAA	$594,926	102.8%	5.1%

The effective duration of the total ABS was 1.2 years at March 31, 2010.

(1)         The weighted average credit support % on autos is 32.5%.

(2)         The average credit support % on credit cards is 22.8%.

(3)         The weighted average credit support % on rate reduction bonds is 20.1%.

(4)         The weighted average credit support % on equipment is 12.6%.

(5)         The weighted average credit support % on student loans is 6.8%.

(6)         The weighted average credit support % on home equity is 23.7%.

The Company’s investment portfolio included $50.3 million par in sub-prime securities at March 31, 2010, with an estimated market value of $19.2 million and an average credit quality of “Baa3/BBB.” Such amounts were primarily in the home equity sector with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $16.6 million estimated market value of sub-prime securities with an average credit quality of “B” from Standard & Poors and “B2” from Moody’s.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Bank Loan Investments

(U.S. dollars in thousands)

The Company’s investments in bank loan funds are included in the following categories at March 31, 2010:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

Investment funds accounted for using the equity method	$272,279	61.9%	2.4%
Corporate bonds, at market value	123,262	28.0%	1.1%
Other investments, at market value	44,103	10.1%	0.4%
Total	$439,644	100.0%	3.8%

The following table summarizes the Company’s bank loan funds by currency (translated into U.S. Dollars) at March 31, 2010:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

U.S.-denominated	$295,261	67.2%	2.6%
Euro-denominated	144,383	32.8%	1.2%
Total	$439,644	100.0%	3.8%

The following table summarizes the Company’s bank loan funds by major sector at March 31, 2010:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets
Sector:
Media	$79,308	18.0%	0.7%
Industrials	63,066	14.3%	0.5%
Consumer cyclical	53,344	12.1%	0.5%
Consumer non-cyclical	42,035	9.6%	0.4%
Basic materials	26,905	6.1%	0.2%
Utilities	24,835	5.6%	0.2%
All other	150,151	34.3%	1.3%
Total	$439,644	100.0%	3.8%

Weighted average rating factor (Moody’s)	B2

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of net impairment losses included in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses included in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

In the 2008 fourth quarter, the Company sustained a net loss. Accordingly, based on GAAP, diluted net loss per share and diluted weighted average shares outstanding for the 2008 fourth quarter do not include the effect of dilutive common share equivalents since the inclusion of such common share equivalents is anti-dilutive to per share results.  The 2008 fourth quarter pro forma diluted net loss per share included in this supplement reflects the effect of such dilutive common share equivalents in order to make comparisons to other periods more meaningful. This presentation is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to actual diluted net loss per share (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on page 18 of this supplement.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income available to common shareholders to net income (loss) available to common shareholders along with related per common share results:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009	2008 (1)	2008	2008	2008

After-tax operating income available to common shareholders	$98,731	$159,431	$160,332	$163,041	$169,001	$85,934	$64,094	$185,375	$201,983
Net realized gains (losses), net of tax	45,503	88,592	69,190	(11,243)	(9,111)	(30,836)	(21,904)	(2,174)	45,782
Net impairment losses recognized in earnings, net of tax	(1,606)	(4,493)	(4,643)	(20,786)	(36,134)	(75,169)	(82,514)	(10,694)	(12,646)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	29,050	32,391	69,119	75,890	(9,581)	(174,147)	(1,731)	19,583	(22,313)
Net foreign exchange gains (losses), net of tax	38,855	8,775	(19,591)	(54,773)	25,694	51,246	68,445	192	(23,384)
Net income (loss) available to common shareholders	$210,533	$284,696	$274,407	$152,129	$139,869	$(142,972)	$26,390	$192,282	$189,422

Diluted per common share results:
After-tax operating income available to common shareholders	$1.78	$2.66	$2.56	$2.60	$2.70	$1.43	$1.02	$2.82	$2.97
Net realized gains (losses), net of tax	0.82	1.48	1.11	(0.18)	(0.14)	(0.51)	(0.35)	(0.03)	0.67
Net impairment losses recognized in earnings, net of tax	(0.03)	(0.08)	(0.08)	(0.33)	(0.58)	(1.25)	(1.31)	(0.17)	(0.19)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	0.52	0.54	1.11	1.21	(0.15)	(2.90)	(0.03)	0.30	(0.33)
Net foreign exchange gains (losses), net of tax	0.70	0.15	(0.31)	(0.87)	0.41	0.85	1.09	0.00	(0.34)
Net income (loss) available to common shareholders	$3.79	$4.75	$4.39	$2.43	$2.24	$(2.38)	$0.42	$2.92	$2.78

Weighted average common shares and common share equivalents outstanding — diluted	55,513,827	59,910,667	62,533,816	62,626,317	62,559,969	60,048,258	62,830,910	65,748,119	68,019,413

Pro Forma (1)
Diluted per common share results:
After-tax operating income available to common shareholders	$1.37
Net realized gains (losses), net of tax	(0.49)
Net impairment losses recognized in earnings, net of tax	(1.20)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	(2.78)
Net foreign exchange gains (losses), net of tax	0.82
Net income (loss) available to common shareholders	$(2.28)

Weighted average common shares and common share equivalents outstanding — diluted	62,587,256

(1) Due to the net loss recorded in the 2008 fourth quarter, diluted weighted average common shares and common share equivalents as reported do not include 2.5 million dilutive common share equivalents since the inclusion of such common share equivalents would have had an anti-dilutive effect on the loss per share under GAAP. The 2008 fourth quarter pro forma per diluted share amounts include such dilutive common share equivalents in order to make comparisons to the 2007 fourth quarter more meaningful.

Arch Capital Group Ltd. and Subsidiaries

Share Repurchase Activity

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s share repurchase program:

	Three Months Ended										Cumulative
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	March 31,
	2010	2009	2009	2009	2009	2008	2008	2008	2008	2007	2010

Effect of share repurchases:
Aggregate cost of shares repurchased	$181,272	$358,655	$98,194	$0	$1,552	$0	$123,377	$199,910	$189,843	$136,361	$1,689,869
Shares repurchased	2,529,913	5,148,271	1,533,247	—	33,305	—	1,865,482	2,871,859	2,749,909	1,956,596	24,501,025
Average price per share repurchased	$71.65	$69.67	$64.04		$46.60		$66.14	$69.61	$69.04	$69.69	$68.97

Average book value per common share (1)	$74.96	$71.25	$65.12	$57.68	$52.98	$52.20	$55.27	$57.20	$56.02	$53.23

Average repurchase price-to-book multiple	0.96x	0.98x	0.98x		0.88x		1.20x	1.22x	1.23x	1.31x

Remaining share repurchase authorization	$810,131

		Year Ended				Year Ended				Year Ended
		December 31,				December 31,				December 31,
		2009				2008				2007

Effect of share repurchases:
Aggregate purchase price of shares repurchased		$458,401				$513,130				$718,338
Shares repurchased		6,714,823				7,487,250				10,298,952
Average price per share repurchased		$68.27				$68.53				$69.75

(1)              Equals average of beginning and ending book value per common share for each period presented.

(2)              In November 2009, the board of directors of ACGL authorized the Company to invest up to an additional $1.0 billion in ACGL’s common shares. Repurchases under the new authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2011.  The Company’s previous authorization provided for the investment of up to $1.5 billion in ACGL’s common shares.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009	2008	2008	2008	2008

After-tax operating income available to common shareholders	$98,731	$159,431	$160,332	$163,041	$169,001	$85,934	$64,094	$185,375	$201,983
Annualized after-tax operating income available to common shareholders (a)	$394,924	$637,724	$641,328	$652,164	$676,004	$343,736	$256,376	$741,500	$807,932

Beginning common shareholders’ equity	$3,998,349	$4,135,822	$3,704,968	$3,305,396	$3,107,965	$3,191,710	$3,561,233	$3,679,544	$3,710,811
Ending common shareholders’ equity	4,053,757	3,998,349	4,135,822	3,704,968	3,305,396	3,107,965	3,191,710	3,561,233	3,679,544
Average common shareholders’ equity (b)	$4,026,053	$4,067,086	$3,920,395	$3,505,182	$3,206,681	$3,149,838	$3,376,472	$3,620,389	$3,695,178

Annualized operating return on average common equity (a)/(b)	9.8%	15.7%	16.4%	18.6%	21.1%	10.9%	7.6%	20.5%	21.9%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009	2008	2008	2008	2008
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 30, 2011 (variable)	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	—
Total debt	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$300,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%) (1)	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%) (2)	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	4,053,757	3,998,349	4,135,822	3,704,968	3,305,396	3,107,965	3,191,710	3,561,233	3,679,544
Total shareholders’ equity	$4,378,757	$4,323,349	$4,460,822	$4,029,968	$3,630,396	$3,432,965	$3,516,710	$3,886,233	$4,004,544

Total capital	$4,778,757	$4,723,349	$4,860,822	$4,429,968	$4,030,396	$3,832,965	$3,916,710	$4,286,233	$4,304,544

TALF non-recourse borrowings, at market value, due between 2012 to 2015 (various) (3)	346,746	217,565	219,843	—	—	—	—	—	—

Total capital and TALF non-recourse borrowings	$5,125,503	$4,940,914	$5,080,665	$4,429,968	$4,030,396	$3,832,965	$3,916,710	$4,286,233	$4,304,544

Common shares outstanding (4) (b)	52,709,934	54,761,678	59,524,309	60,980,806	60,532,222	60,511,974	60,173,489	61,943,100	64,649,618

Book value per common share (a)/(b)	$76.91	$73.01	$69.48	$60.76	$54.61	$51.36	$53.04	$57.49	$56.92

Leverage ratios:
Senior notes/total capital	6.3%	6.4%	6.2%	6.8%	7.4%	7.8%	7.7%	7.0%	7.0%
Revolving credit agreement borrowings/total capital	2.1%	2.1%	2.1%	2.3%	2.5%	2.6%	2.6%	2.3%	0.0%
Debt/total capital	8.4%	8.5%	8.2%	9.0%	9.9%	10.4%	10.2%	9.3%	7.0%
Preferred/total capital	6.8%	6.9%	6.7%	7.3%	8.1%	8.5%	8.3%	7.6%	7.6%
Debt and preferred/total capital	15.2%	15.3%	14.9%	16.4%	18.0%	18.9%	18.5%	16.9%	14.5%

(1)         8,000,000 shares, $25 liquidation preference, redeemable by Company on or after February 1, 2011.

(2)         5,000,000 shares, $25 liquidation preference, redeemable by Company on or after May 15, 2011.

(3)         The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full defeasance of the loan. The Company excludes the TALF non-recourse borrowings from the calculations of leverage ratios and total capital due to the nature of the borrowings. If the TALF non-recourse borrowings were included in the leverage ratios and total capital, the ratio of debt to total capital would have been 14.6% and the ratio of debt and preferred to total capital would have been 20.9% at March 31, 2010.

(4)         Excludes the effects of stock options and restricted stock units outstanding.